PHOENIX MULTI-SERIES TRUST
                 PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME FUND
     SUPPLEMENT DATED JUNE 7, 2002 TO THE PROSPECTUS DATED FEBRUARY 28, 2002

For the Phoenix-Goodwin Multi-Sector Fixed Income Fund, on page 1 under the heading Principal Investment Strategies, the disclosure contained in the first item is hereby replaced in its entirety with the following:

> Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

      o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including CMOs, REMICs and other pass-through securities;

      o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

      o Investment grade securities, which are securities with credit ratings within the four highest rating categories, or if unrated, securities that the adviser believes are of comparable quality, including short-term securities; and

      o High yield-high risk fixed income securities of U.S. issuers (so called "junk bonds").

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
REFERENCE.



PXP 694/80  (06/02)